Income Taxes - Continuing Operations	12 Months Ended
Mar. 04, 2017
Income Taxes - Continuing Operations
Income Taxes - Continuing Operations

7. Income Taxes—Continuing Operations

The provision for income tax expense (benefit) from continuing operations was as follows:

	Year Ended
	March 4, 2017 (53 Weeks)	February 27, 2016 (52 Weeks)	February 28, 2015 (52 Weeks)
Current tax:
Federal	$—	$(52)	$—
State	14,600	6,590	6,378

	14,600	6,538	6,378
Deferred tax and other:
Federal	10,355	83,074	(1,596,754)
State	19,483	(40,100)	(149,138)

	29,838	42,974	(1,745,891)

Total income tax expense (benefit)	$44,438	$49,512	$(1,739,513)

A reconciliation of the expected statutory federal tax and the total income tax expense (benefit) was as follows:

	Year Ended
	March 4, 2017 (53 Weeks)	February 27, 2016 (52 Weeks)	February 28, 2015 (52 Weeks)
Federal statutory rate	$16,982	$53,060	$95,317
Nondeductible expenses	2,479	6,518	805
State income taxes, net	8,225	16,482	6,304
Decrease of previously recorded liabilities	(955)	—	(3,698)
Nondeductible compensation	1,157	6,057	5,136
Acquisition Costs	4,023	6,782	—
Valuation allowance	14,718	(38,058)	(1,839,131)
Other	(2,191)	(1,329)	(4,246)

Total income tax expense (benefit)	$44,438	$49,512	(1,739,513)

Net income from continuing operations for fiscal 2017 included income tax expense of $44,438, which included an increase in valuation allowance of $14,718 primarily related to a reduction in estimated utilization of state NOLs and for expiring carryforwards.

Net income from continuing operations for fiscal 2016 included income tax expense of $49,512 based on the effective tax rate above, which included a benefit of $38,058 related to a reduction in valuation allowance primarily for an increase in estimated utilization of state NOLs and for expiring carryforwards.

The fiscal 2015 income tax benefit of $1,739,513 was primarily attributable to the reduction of the deferred tax valuation allowance. The reduction of the valuation allowance was based upon the Company’s then achievement of cumulative profitability over a three year window, reported earnings for ten consecutive quarters, utilization of federal and state net operating losses against taxable income for the last three years and the Company’s historical ability of predicting earnings. Based upon the Company’s projections for future taxable income over the periods in which the deferred tax assets are recoverable, management believed that it was more likely than not that the Company would realize the benefits of substantially all the net deferred tax assets existing at February 28, 2015.

The Company recognized tax expense of $46, $63,427 and $57,160 within Net loss (income) from discontinued operations, net of tax, in the Statement of Operations in fiscal 2017, fiscal 2016 and fiscal 2015, respectively. The Company’s effective income tax rate from discontinued operations included adjustments to the valuation allowance of $15, $11,700 and ($2,173) for fiscal 2017, fiscal 2016 and fiscal 2015, respectively.

The tax effect of temporary differences that gave rise to significant components of deferred tax assets and liabilities consisted of the following at March 4, 2017 and February 27, 2016:

	2017	2016
Deferred tax assets:
Accounts receivable	$68,320	$72,883
Accrued expenses	194,884	198,636
Liability for lease exit costs	68,411	81,704
Pension, retirement and other benefits	168,274	182,394
Long-lived assets	509,283	487,944
Other	1,630	6,203
Credits	65,971	64,382
Net operating losses	1,207,650	1,182,440

Total gross deferred tax assets	2,284,423	2,276,586
Valuation allowance	(226,726)	(212,023)

Total deferred tax assets	2,057,697	2,064,563
Deferred tax liabilities:
Outside basis difference	112,509	108,860
Inventory	439,624	416,562

Total gross deferred tax liabilities	552,133	525,422

Net deferred tax assets	$1,505,564	$1,539,141

A reconciliation of the beginning and ending amount of unrecognized tax benefits from continuing operations was as follows:

	2017	2016	2015
Unrecognized tax benefits	$10,676	$9,514	$10,143
Increases to prior year tax positions	16	1,667	1,003
Decreases to tax positions in prior periods	(626)	(577)	(984)
Increases to current year tax positions	26	72	123
Settlements	—	—	(681)
Lapse of statute of limitations	(1,153)	—	(90)

Unrecognized tax benefits balance	$8,939	$10,676	$9,514

The amount of the above unrecognized tax benefits at March 4, 2017, February 27, 2016 and February 28, 2015 which would impact the Company’s effective tax rate, if recognized, was $892, $2,084 and $440, respectively. Additionally, any impact on the effective rate may be mitigated by the valuation allowance that is remaining against the Company’s net deferred tax assets.

While it is expected that the amount of unrecognized tax benefits will change in the next twelve months, management does not expect the change to have a significant impact on the results of operations or the financial position of the Company.

The Company recognizes interest and penalties related to tax contingencies as income tax expense. The Company recognized an expense/(benefit) for interest and penalties in connection with tax matters of $(276), $60 and ($5,250) for fiscal years 2017, 2016 and 2015, respectively. As of March 4, 2017 and February 27, 2016 the total amount of accrued income tax-related interest and penalties was $263 and $539, respectively.

The Company files U.S. federal income tax returns as well as income tax returns in those states where it does business. The consolidated federal income tax returns are closed for examination through fiscal year 2013. Prior year returns for acquired subsidiaries remain open for 2012 and 2013 due to IRS examination. However, any net operating losses that were generated in these prior closed years may be subject to examination by the IRS upon utilization. Tax examinations by various state taxing authorities could generally be conducted for a period of three to five years after filing of the respective return. However, as a result of filing amended returns, the Company has statutes open in some states from fiscal year 2005.

Net Operating Losses and Tax Credits

At March 4, 2017, the Company had federal net operating loss carryforwards of approximately $2,936,612. Of these, $1,658,482 will expire, if not utilized, between fiscal 2020 and 2028. An additional $1,278,130 will expire, if not utilized, between fiscal 2029 and 2037.

At March 4, 2017, the Company had state net operating loss carryforwards of approximately $5,093,651, the majority of which will expire between fiscal 2028 and 2037.

The Company’s federal and state net operating loss carryforwards include federal deductions of $35,935 and state deductions of $88,614 for windfall tax benefits that have not yet been recognized in the financial statements at March 4, 2017. Previously, these tax benefits would be credited to additional paid-in capital when they reduce current taxable income consistent with the tax law ordering approach. However, due to the adoption of ASU 2016-09, they will be recognized beginning in the first quarter of fiscal 2018.

At March 4, 2017, the Company had federal business tax credit carryforwards of $51,869, the majority of which will expire between 2019 and 2021. In addition to these credits, the Company had alternative minimum tax credit carryforwards of $3,234.

Valuation Allowances

The valuation allowances as of March 4, 2017 and February 27, 2016 apply to the net deferred tax assets of the Company. The Company maintained a valuation allowance of $226,726 and $212,023, which relates primarily to state deferred tax assets at March 4, 2017 and February 27, 2016, respectively.